Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 to the Credit Agreement referred to below, dated as of June 14, 2006 (this “Amendment”), is entered into by and among Duff & Phelps, LLC (the “Borrower”), Duff & Phelps Acquisitions, LLC, as one of the guarantors (“Holdings”), the persons designated as “Lenders” on the signature pages hereto (the “Lenders”) and General Electric Capital Corporation, in its capacity as Administrative Agent (the “Administrative Agent”) for its own benefit and the benefit of the Lenders.

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are party to the Credit Agreement dated as of September 30, 2005, (the “Credit Agreement”); and

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and conditions hereof; and

WHEREAS, Section 11.1(a) of the Credit Agreement requires the written consent of the Required Lenders and the Borrowers to certain amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof the Borrowers, the Loan Parties signatory hereto, the Lenders whose signatures appear below, the L/C Issuer signatory hereto and the Administrative Agent agree as follows:

SECTION 1.

DEFINITIONS

1.1.          Unless otherwise provided, all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

SECTION 2.

AMENDMENT

2.1.          Subject to the satisfaction of the conditions set forth in Section 3, the Credit Agreement hereby is amended as follows:

(a)           Section 1.1 of the Credit Agreement is amended by adding the following sentence immediately after the period at the end of the definition of “Capital Expenditures”:

“In the event that such Person receives reimbursement of an expenditure that has been included as a Capital Expenditure under this definition from a lessor as an incentive in connection with an operating lease between such Person and such lessor, the amount of Capital Expenditures for the period in which such reimbursement occurs shall be reduced (but not below zero) by the amount of such reimbursement.”

(b)           Section 1.1 of the Credit Agreement is amended by (i) replacing the word “and” appearing immediately before “(b)” in the definition of “Consolidated Net Income” with a “,” and (ii) adding the following phrase immediately prior to the period at the end of the definition of “Consolidated Net Income”: “and (c) any income attributable to a reduction in rent expense arising by virtue of a reimbursement by a lessor of an expenditure to the extent such reimbursement has reduced Capital Expenditures under the last sentence of the definition of the term ‘Capital Expenditures’”.

SECTION 3.

CONDITIONS TO EFFECTIVENESS

3.1.          The amendments set forth in Section 2 shall become effective on the date (the “Effective Date”) on which the following conditions have been satisfied in full:

(a)           the Administrative Agent shall have received one or more counterparts of this Amendment No. 1 executed and delivered by the Required Lenders, the Borrowers and each other Loan Party; and

(b)           there shall be no continuing Default or Event of Default and the representations and warranties of the Loan Parties contained in the Loan Documents, as amended by this Amendment No. 1, shall be true and correct in all material respects as of the Effective Date or such other specific date as of which any such representation or warranty is by its terms made.

SECTION 4.

LIMITATION ON SCOPE

Except as hereby expressly amended, the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of, any term or provision of the Loan Documents, any other document or instrument referred to therein or any transaction or further or future action on the part of Borrowers or any other Loan Party requiring the consent of Administrative Agent or Lenders, except to the extent specifically provided for in this Amendment No. 1. The Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrower or any other Group Member for any existing or future Defaults or Event of Default.

SECTION 5.

REPRESENTATIONS AND WARRANTIES

5.1.          Each Borrower, Holdings and each other Loan Party hereby represents and warrants as follows:

(a)           this Amendment No. 1 has been duly authorized and executed by such Borrower, Loan Party or Holdings (as applicable) and the Credit Agreement, as amended by this Amendment No. 1, is the legal, valid and binding obligation of such Borrower, Loan Party or Holdings (as applicable), enforceable in accordance with its terms, except as (i) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors in general and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability; and

(b)           the representations and warranties of such Borrower, Loan Party or Holdings (as applicable) contained in the Credit Agreement are true and correct on and as of the Effective Date, except to the extent such representations and warranties relate to a specific date; provided that references to the “Credit Agreement” or “this Agreement” in such representations and warranties shall be deemed to be references to the Credit Agreement as amended pursuant to this Amendment No. 1.

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SECTION 6.

MISCELLANEOUS

6.1.          Each Loan Party (other than the Borrowers) consents to the execution and delivery by the Borrowers of this Amendment No. 1 and agrees that neither such execution and delivery nor performance thereof by any Borrower shall constitute a defense to any obligations of such Loan Party under any Loan Document, each of which shall continue in full force and effect.

6.2.          Each Borrower, Loan Party and Holdings hereby ratifies the Credit Agreement, as amended by this Amendment No. 1.

6.3.          Each Loan Party that is a party hereto agrees that all Loan Documents, as amended by this Amendment No. 1 or otherwise amended in connection herewith, remain in full force and effect notwithstanding the execution and delivery of this Amendment No. 1 and that nothing contained in this Amendment No. 1 shall constitute a defense to the enforcement of any Loan Document.

6.4.          This Amendment No. 1 is being delivered in the State of New York.

6.5.          This Amendment No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

6.6.          All references in the Loan Documents to the “Credit Agreement” and in the Credit Agreement, as amended hereby, to “this Agreement,” “hereof,” “herein”, “hereto” and the like shall mean and refer to the Credit Agreement as amended by this Amendment No. 1.

6.7.          This Amendment No. 1 shall constitute a Loan Document and shall be subject to the provisions of Sections 11.1, 11.2, 11.11, 11.13, 11.14, 11.15, 11.16 and 11.17, each of which is incorporated by reference herein, mutatis mutandi.

[Signature page follows.]

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Very truly yours,

GENERAL ELECTRIC CAPITAL CORPORATION
as Administrative Agent, L/C Issuer,
Swingline Lender and Lender

By:	/s/ Daniel McCreally
Name:	Dan McCreally
Title:	Its Duly Authorized Signatory

DUFF & PHELPS, LLC
as Borrower

By:	/s/ Noah Gottdiener
Name: Noah Gottdiener
Title: CEO

DUFF & PHELPS ACQUISITIONS, LLC
as Guarantor

By:	DUFF & PHELPS HOLDINGS LLC
its Member

	By:	/s/ Noah Gottdiener
Name: Noah Gottdiener
Title: CEO

D&P NETHERLANDS HOLDINGS LLC
as Guarantor

By:	/s/ Noah Gottdiener
Name: Noah Gottdiener
Title: CEO

DUFF & PHELPS MANAGEMENT CO., LLC
as Guarantor

By:	DUFF & PHELPS MANAGEMENT COMPANY
its Member

	By:	/s/ Noah Gottdiener
Name: Noah Gottdiener
Title: CEO

DUFF & Phelps MANAGEMENT COMPANY
as Guarantor

By:	/s/ Noah Gottdiener
Name: Noah Gottdiener
Title: CEO

DUFF & PHELPS SECURITIES, LLC
as Guarantor

By:	DUFF & PHELPS, LLC
its Sole Member

	By:	/s/ Noah Gottdiener
Name: Noah Gottdiener
Title: CEO

LaSalle Bank National Association
as a Lender

By:	/s/ Emily Eigel
Emily Eigel
Assistant Vice President

GOLUB CAPITAL LOAN TRUST 2005-1, as a
Lender

By:	Golub Capital Incorporated,
as Servicer

By:	/s/ Gregory W. Cashman
Name:	Gregory W. Cashman
Title:	Chief Investment Officer

GOLUB INTERNATIONAL LOAN LTD. I, as a
Lender

By: GOLUB CAPITAL INTERNATIONAL MANAGEMENT LLC, as Collateral Manger

By:	/s/ Gregory W. Cashman
Name:	Gregory W. Cashman
Title:	Chief Investment Officer